March 8, 2019

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Life Separate Account I

File No. 811-08075, CIK 0000836249

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the Act, mailed to its policy owners the 2018 annual reports for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2018 annual reports of the investment companies listed below are incorporated by reference.

Investment Company	CIK
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0000896435
American Century Variable Portfolios, Inc.	0000814680
American Funds Insurance Series®	0000729528
Blackrock Variable Series Funds, Inc.	0000355916
Blackrock Variable Series Funds II, Inc.	0001738072
Delaware VIP® Trust	0000814230
Deutsche DWS Investments VIT Funds	0001006373
Dreyfus Investment Portfolios	0001056707
Eaton Vance Variable Trust	0001121746
Variable Insurance Products Fund	0000356494
Variable Insurance Products Fund II	0000831016
Franklin Templeton Variable Insurance Products Trust	0000837274
Goldman Sachs Variable Insurance Trust	0001046292
Janus Aspen Series	0000906185
JPMorgan Insurance Trust	0000909221
Lord Abbett Series Fund, Inc.	0000855396
MFS® Variable Insurance Trust	0000918571
MFS® Variable Insurance Trust II	0000719269
MFS® Variable Insurance Trust III	0001065698
MML Series Investment Fund	0000067160
MML Series Investment Fund II	0001317146
Oppenheimer Variable Account Funds	0000752737
PIMCO Variable Insurance Trust	0001047304
T. Rowe Price Equity Series, Inc.	0000918294
T. Rowe Price Fixed Income Series, Inc.	0000920467
Voya Investors Trust	0000837276
Voya Variable Portfolios, Inc.	0001015965

Very truly yours,

/s/ James M. Rodolakis

James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company